Exhibit 99.1

CVR PARTNERS ANNOUNCES PRELIMINARY
2026 CAPITAL SPENDING PLAN

SUGAR LAND, Texas (January 5, 2026) – CVR Partners, LP (NYSE: UAN) today announced its preliminary capital spending estimates for 2026 of $60 million to $75 million. Estimated capital expenditures for 2026 by category are as follows:

Maintenance capital	$35 million to $45 million
Growth capital	$25 million to $30 million
Total capital expenditures	$60 million to $75 million

“For our growth capital projects, we look forward to progressing or completing certain margin-improvement and debottlenecking projects at both plants that are expected to improve reliability and production rates,” said Mark Pytosh, Chief Executive Officer. “During 2026, we plan to invest capital in the ammonia expansion and feedstock diversification project at the Coffeyville facility, along with water quality upgrade projects at both plants and the expansion of our diesel exhaust fluid (DEF) production and loadout capacity. The goal of these projects is to support our target of operating the plants at utilization rates above 95 percent of nameplate capacity, excluding the impact of turnarounds.”

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the nature, amounts and timing of our capital spending; our investment in growth projects and impacts thereof (including on margin, reliability and production rates); continued safe and reliable operations; and other matters. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “upcoming,” “before,” “future,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission (“SEC”) filings. These and other risks may cause our actual performance or achievements to differ materially from any future performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Partners disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Partners, LP
Headquartered in Sugar Land, Texas, CVR Partners, LP is a Delaware limited partnership focused on the production, marketing and distribution of nitrogen fertilizer products. It primarily produces urea ammonium nitrate (UAN) and ammonia, which are predominantly used by farmers to improve the yield and quality of their crops. CVR Partners’ Coffeyville, Kansas, nitrogen fertilizer manufacturing facility includes a 1,300 ton-per-day ammonia unit, a 3,100 ton-per-day UAN unit and a dual-train gasifier complex having a capacity of 89 million standard cubic feet per day of hydrogen. CVR Partners’ East Dubuque, Illinois, nitrogen fertilizer manufacturing facility includes a 1,075 ton-per-day ammonia unit and a 950 ton-per-day UAN unit.

For further information, please contact:

Investor Relations
Richard Roberts
(281) 207-3205
InvestorRelations@CVRPartners.com

Media Relations
Brandee Stephens
(281) 207-3516
MediaRelations@CVRPartners.com